SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 13, 2002

                          OLYMPUS COMMUNICATIONS, L.P.
                           OLYMPUS CAPITAL CORPORATION
                     FRONTIERVISION OPERATING PARTNERS, L.P.
                       FRONTIERVISION CAPITAL CORPORATION
                          FRONTIERVISION HOLDINGS, L.P.
                   FRONTIERVISION HOLDINGS CAPITAL CORPORATION
                 FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
                          ARAHOVA COMMUNICATIONS, INC.
             (Exact name of registrants as specified in its charter)


               Delaware                     333-19327           25-1622615
               Delaware                   333-19327-01          23-2868925
               Delaware                      333-9535           84-1316775
               Delaware                    333-9535-01          84-1353734
               Delaware                     333-36519           84-1432334
               Delaware                    333-36519-01         84-1432976
               Delaware                    333-75567-01         84-1481765
               Delaware                      0-16899            23-1844576
    (State or other jurisdiction of        (Commission         (IRS Employer
            incorporation)                 File Numbers)    Identification Nos.)

               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

        Registrants' telephone number, including area code (814) 274-9830



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Item 9. Regulation FD Disclosure

     On September 13, 2002, Adelphia Communications Corporation (the "Company") and certain other debtor-in-possession subsidiaries of the Company, including the registrants, filed their monthly operating reports for the months of June and July 2002 (the "Operating Reports") with United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Copies of the Operating Reports may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

     As a result of actions taken by the former management of Adelphia Communications Corporation (the "Company"): (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Form 10-K for the year ended December 31, 2001, (b) the Company's former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002 or June 30, 2002, or filed with the SEC its Form 10-Q for the quarters ended March 31, 2002 or June 30, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; however, the Company does not believe that it will have completed the preparation of the foregoing financial information prior to the conclusion of the third quarter. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

     This document includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected



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future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain members of the Company's senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company's operations; (f) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (g) actions of the Company's competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrades its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (o) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2002                OLYMPUS COMMUNICATIONS, L.P.
                                        (Registrant)

                                        By: ACC OPERATIONS, INC.,
                                         its Managing General Partner

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        OLYMPUS CAPITAL CORPORATION
                                        (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        FRONTIERVISION OPERATING
                                        PARTNERS, L.P. (Registrant)

                                        By: FRONTIERVISION HOLDINGS, L.P.,
                                            its General Partner

                                            By: FRONTIERVISION PARTNERS, L.P.,
                                                its General Partner

                                                By: ADELPHIA GP HOLDINGS,
                                                    L.L.C., its General Partner

                                                    By: ACC OPERATIONS, INC.,
                                                        its Sole Member

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        FRONTIERVISION CAPITAL
                                        CORPORATION (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer

                                        FRONTIERVISION HOLDINGS, L.P.,
                                        (Registrant)

                                        By: FRONTIERVISION PARTNERS, L.P.,
                                            its General Partner

                                            By: ADELPHIA GP HOLDINGS,
                                                L.L.C., its General Partner

                                                By: ACC OPERATIONS, INC.,
                                                    its Sole Member

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        FRONTIERVISION HOLDINGS CAPITAL
                                        CORPORATION (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        FRONTIERVISION HOLDINGS II CAPITAL
                                        CORPORATION (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        ARAHOVA COMMUNICATIONS, INC.
                                        (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer